UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Apollo Medical Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

APOLLO MEDICAL HOLDINGS, INC.

700 North Brand Blvd., Suite 220

Glendale, California 91203

September 12, 2014

You are cordially invited to attend the annual meeting of the stockholders (the “Annual Meeting”) of Apollo Medical Holdings, Inc. (“ApolloMed” or the “Company”). The Annual Meeting will be held on September 30, 2014, 2014 at 2:30 p.m. (Pacific Daylight Time), at ApolloMed’s headquarters at 700 North Brand Blvd., Suite 220, Glendale, California 91203.

The actions we expect to take at the Annual Meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Please use this opportunity to take part in the affairs of ApolloMed by voting on the business to come before the Annual Meeting.

If you are a record holder of ApolloMed’s common stock at the close of business on September 5, 2014, you are eligible to vote on these matters, either by attending the Annual Meeting in person or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please follow the instructions for voting (whether by Internet, telephone or mail) in the enclosed Proxy Statement and on the enclosed proxy card. If you wish to vote by mail, complete, date, sign, and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Warren Hosseinion M.D. Chief Executive Officer

APOLLO MEDICAL HOLDINGS, INC.

700 North Brand Blvd., Suite 220

Glendale, California 91203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders (the “Annual Meeting”) of Apollo Medical Holdings, Inc. (“ApolloMed” or the “Company”) will take place on September 30, 2014, 2014 at 2:30 p.m. (Pacific Daylight Time), at ApolloMed’s headquarters at 700 North Brand Blvd., Suite 220, Glendale, California 91203.

The Board of Directors is making proxy materials available on the Internet and mailing proxy materials to stockholders on or about September 12, 2014. The purpose of the meeting is to do the following:

Proposal No. 1 - Elect the following director nominees for a term of one year expiring at the calendar year 2015 Annual Meeting of stockholders and until their successors are duly elected and qualified: Warren Hosseinion; Mark Meyers; Ted Schreck; Suresh Nihalani; Gary Augusta; Mitchell Creem; and David Schmidt.

Proposal No. 2 - Ratify the appointment of BDO USA, LLP as ApolloMed’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

Proposal No. 3 - Approve the amendment of ApolloMed’s Certificate of Incorporation (as amended, the “Certificate”), to provide for the indemnification of members of the Board of Directors, or any committee thereof, and officers to the maximum extent permitted under Delaware law.

Proposal No. 4 - Approve the amendment of the Certificate to delete any restriction or limitation regarding pre-emptive rights.

Proposal No. 5 - Ratify the grant to NNA of Nevada, Inc. of certain subscription and other rights related to future issuances of ApolloMed’s equity securities.

Proposal No. 6 - Approve the amendment of the Certificate to approve a reverse stock split of ApolloMed’s common stock by a ratio of not less than one-for-five (1:5) and not greater than one-for-thirty (1:30), with whether to implement the reverse stock split to be determined by the Board of Directors, and, if it shall so determine, with the exact reverse split ratio and effective date to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment.

Proposal No. 7 - Approve, on a non-binding advisory basis, ApolloMed’s compensation of its named executive officers.

Proposal No. 8 - Select, on a non-binding advisory basis, the frequency of ApolloMed’s stockholder’s advisory vote to approve ApolloMed’s compensation of its named executive officers.

Proposal No. 9 - Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors recommends a vote “FOR” the election of its director nominees, “FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015, “FOR” the amendment of the Certificate to include the broadest indemnification of directors permitted under Delaware law, “FOR” the amendment of the Certificate to delete any restrictions or limitations regarding pre-emptive rights, “FOR” the ratification of the grant to NNA of Nevada, Inc. of certain subscription and other rights related to future issuances of ApolloMed’s equity securities, “FOR” the amendment of the Certificate to permit the Board of Directors to effect a reverse stock split of ApolloMed’s common stock, “FOR” the approval of the compensation of our named executive officers and “FOR” requiring the approval of our compensation of our named executive officers at each Annual Meeting of ApolloMed.

Only stockholders listed on ApolloMed’s records at the close of business on September 5, 2014 (“stockholders”) are entitled to vote. At the close of business on that date, we had 49,134,549 shares of our common stock outstanding and entitled to vote. A majority, or 24,567,275, of these shares, present in person or represented by proxy at this meeting, will constitute a quorum for the transaction of business. If you submit a properly executed proxy, then you will be considered part of the quorum.

By Order of the Board of Directors,

Warren Hosseinion M.D. Chief Executive Officer September 12, 2014

APOLLO MEDICAL HOLDINGS, INC.

700 North Brand Blvd., Suite 220

Glendale, California 91203

PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

As stated in the enclosed Proxy Statement, we are soliciting proxies on behalf of the Board of Directors of ApolloMed. All proposals presented for our calendar year 2014 Annual Meeting of Stockholders are proposals of the Board of Directors.

EXPENSES OF PROXY SOLICITATION

ApolloMed is paying the expenses of this solicitation of proxies. We expect officers and regular employees of ApolloMed to communicate with stockholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, email or in person to request that proxies be furnished. No additional compensation will be paid for these services. We will reimburse banks, brokerage firms and other persons representing beneficial owners of common stock for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners. After we make this Proxy Statement and other soliciting materials available, we or our agents may also solicit proxies by mail, telephone, electronic mail or facsimile or in person.

VOTING RIGHTS

If you hold shares through a stock certificate registered directly in your name with ApolloMed’s transfer agent, OTC Stock Transfer Inc., you are a stockholder of record with respect to those shares. If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by the various methods described below. If you are a beneficial owner and wish to vote in person, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

As a holder of our common stock, you are entitled to one vote per share on any matter submitted to a vote of the stockholders. Our Bylaws do not permit stockholders to cumulate their votes in the election of directors at an Annual Meeting. Our Board of Directors expects all nominees named above to be available for election. If any nominee is not available, the proxy holders may vote for a substitute whom our Board of Directors may nominate.

We are not aware of any specific matter to be brought before the calendar year 2014 Annual Meeting that is not identified in the notice of the meeting and this Proxy Statement. If, however, stockholders present proposals at the meeting that are not included in this Proxy Statement, the proxies solicited by this Proxy Statement will confer discretionary authority on matters of which we are not aware a reasonable time before the meeting. Accordingly, the proxy holders may use their discretionary authority to vote on any such matter pursuant to the proxies in the enclosed form, the proxy holders intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the proxy.

Abstentions and broker non-votes count as shares present for determination of a quorum. Broker non-votes can occur if a beneficial owner fails to give voting instructions for the calendar year 2014 Annual Meeting. If you are a beneficial owner holding your shares through a broker or other nominee, and you do not return your voting instruction card to your broker, the broker or other nominee has the ability to vote your shares at the Annual Meeting on “routine” matters under the rules of the New York Stock Exchange. The ratification of the selection of BDO USA, LLP to serve as our independent registered public accountants is considered a routine matter on which brokers will generally have the discretion to give a proxy to vote common stock. None of the other proposals at the Annual Meeting is considered routine and your broker has no authority to vote on them.

1

Votes of the stockholders of ApolloMed will be counted as follows:

•	Proposal No. 1, the election of directors, the seven persons receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes have no effect on the vote.
•	Proposal No. 2, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending March 31, 2015, requires the affirmative vote of a majority of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” this proposal. Brokers may vote on this proposal if not instructed by their clients.
•	Proposals No. 3, 4 and 6, regarding various amendments to the Certificate, require the affirmative vote of the majority of the voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” these proposals. Broker non-votes have no effect because by definition they are not entitled to vote on the proposals.
•	Proposal No. 5, the ratification of the granting of certain subscription and other rights to NNA of Nevada, Inc. requires the affirmative vote of the majority of the voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote “AGAINST” these proposals. Broker non-votes have no effect because by definition they are not entitled to vote on the proposals.
•	Proposal No. 7 is an advisory vote only and is not binding on us or our Board of Directors. Abstentions and broker non-votes have no effect on the vote.
•	Proposal No. 8 is an advisory vote only and is not binding on us or our Board of Directors. Abstentions and broker non-votes have no effect on the vote.

There are three ways to vote before the meeting:

•	By Internet. If you have Internet access, we encourage you to vote on www.proxyvote.com by following instructions on the proxy card.
•	By telephone. You may vote by making a toll-free telephone call from the U.S. or Canada to 1-800-690-6903.
•	By mail. You can vote by mail by completing, signing, dating and returning the proxy card enclosed with this Proxy Statement using the postage-paid envelope provided herein.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2014

We have attached to this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended January 31, 2014 (the “2013 Annual Report”). On May 16, 2014, we changed our fiscal year end from January 31 to March 31. As a result, we filed a transition report on Form 10-QT covering the transition period from February 1, 2014 to March 31, 2014. You can find on our website at http://apollomed.net/, this Proxy Statement, the 2013 Annual Report, and our quarterly reports for the quarters (or parts thereof) ended March 31, 2014 as filed on Form 10Q-T, and June 30, 2014 as filed on Form 10-Q. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

We cordially invite all stockholders to attend the Annual Meeting in person. Your vote is important. Please vote as promptly as possible, whether by Internet or telephone or, by completing, dating, signing and returning the accompanying proxy in the enclosed postage-paid envelope. Your prompt electronic voting or return of the proxy will help us in quickly processing votes and in ensuring that a quorum is present. If you return your proxy or vote electronically, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

2

REVOCABILITY OF PROXY

If you give a proxy, you may revoke it at any time before the proxy holders vote it at the meeting, in any of the following ways:

•	By voting again by proxy over the Internet or by telephone until 11:59 p.m. PST on September 29, 2014—only your last Internet or telephone vote will be counted.

•	By mailing a new proxy card.

•	If you are a record holder, by attending the Annual Meeting and voting in person; attending the Meeting in person will not automatically revoke your proxy unless you vote again at the Meeting or file a written revocation with ApolloMed’s Secretary at or before the Meeting.

•	If you are a beneficial holder, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR THE CALENDAR YEAR 2015 ANNUAL MEETING

If a stockholder seeks to include a proposal in the Proxy Statement for ApolloMed’s calendar year 2015 Annual Meeting, our corporate secretary must receive the proposal at our offices at 700 North Brand Blvd., Suite 220 Glendale, California 91203, no later than May 15, 2015 in a form that complies with the regulations of the Securities and Exchange Commission (the “SEC”). If we advance or delay the date of the calendar year 2015 Annual Meeting more than 30 days from the anniversary date of the calendar year 2014 Annual Meeting, stockholder proposals intended to be included in the Proxy Statement for the calendar year 2015 Annual Meeting must be received by us within a reasonable time before ApolloMed begins to print and mail the Proxy Statement for the calendar year 2015 Annual Meeting. If we determine that the date of the calendar year 2015 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the calendar year 2014 Annual Meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

3

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table shows, as of August 28, 2014, information concerning the shares of common stock beneficially owned by each person known by ApolloMed to be the beneficial owner of more than 5% of our common stock (other than directors and named executive officers). This information is based on publicly available information filed with the SEC as of August 28, 2014.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Class (3)
Certain Beneficial Owners (Other than Directors/Named Executive Officers):
Adrian Vazquez, M.D.	9,428,943	19.2%
NNA of Nevada, Inc. (5)	9,000,000	18.3%
Tommy Maartensson (4)	2,873,996	5.8%

(1) Unless otherwise indicated, the business address of each person listed is c/o Apollo Medical Holdings, Inc., 700 N. Brand Blvd., Suite 220, Glendale, California 91203.

(2) For purposes of this table, shares are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares within 60 days of August 28, 2014. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days after August 28, 2014 are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

(3) The percentages are calculated based on the actual number of shares issued and outstanding as of August 28, 2014 which is 49,134,549.

(4) c/o Syndicated Capital 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401

(5) 920 Winter Street, Waltham, Massachusetts 02451.

4

        The following table shows, as of August 28, 2014, information with respect to the shares of common stock beneficially owned by (1) each director and director nominee, (2) each person (other than a person who is also a director or a director nominee) who is named in the Summary Compensation Table below, and (3) all current executive officers and directors as a group.

Directors/Named Executive Officers: (1)	Shares Beneficially Owned (2)	Percent of Class (3)
Warren Hosseinion, M.D.*	10,434,498	21.2%
Kyle Francis (4)	2,250,000	4.6%
Gary Augusta*	1,777,111	3.6%
Mark Meyers*	1,485,000	3.0%
Suresh Nihalani*	800,000	1.6%
Ted Schreck*	1,000,000	2.0%
Mitchell Creem* (5)	512,000	1.0%
David Schmidt*	155,556	0.3%
All Named Executive Officers and Directors as a group	18,414,165	37.5%

* Director or Nominee

(1) Unless otherwise indicated, the business address of each person listed is c/o Apollo Medical Holdings, Inc., 700 N. Brand Blvd., Suite 220, Glendale, California 91203.

(2) For purposes of this table, shares are considered beneficially owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. Shares are also considered beneficially owned if a person has the right to acquire beneficial ownership of the shares within 60 days of August 28, 2014. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before 60 days after August 28, 2014 are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

(3) The percentages are calculated based on the actual number of shares issued and outstanding as of August 28, 2014 which is 49,134,549.

(4) Mr. Francis resigned as Chief Financial Officer of the Company effective as of May 21, 2014.

(5) Mr. Creem was appointed Chief Financial Officer and Principal Financial and Accounting Officer effective as of May 22, 2014.

5

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

The Board of Directors has nominated Warren Hosseinion, Mark Meyers, Ted Schreck, Suresh Nihalani, Gary Augusta, Mitchell Creem and David Schmidt for re-election to our Board of Directors. Each of these nominees has indicated their willingness to serve and, unless otherwise instructed, the proxy holders will vote the proxies received by them for those seven nominees. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment of the meeting, the proxy holders will vote the proxies for another nominee, if any, that the current Board of Directors designates to fill the vacancy. ApolloMed has no reason to believe that any of its seven nominees will be unable or unwilling to serve if elected as a director.

The qualifications of the director nominees upon which the Board of Directors based its nominations are described below along with the biography of each nominee.

ApolloMed’s directors each serve a one-year term and are subject to election at each Annual Meeting of the stockholders. Our Bylaws permit the Board of Directors to fix the number of its members, so long as there are no fewer than three directors. The Board of Directors has provided that the number of its members will be fixed at seven as of the date of the calendar year 2014 Annual Meeting.

The following table shows the composition of our Board of Directors on the date of this Proxy Statement. All terms expire at the calendar year 2014 Annual Meeting.

Name	Age	Director Since	Title
Gary Augusta	47	2012	Executive Chairman, Director
Mitchell Creem	54	2012	Director, Chief Financial Officer and Principal Financial and Accounting Officer
Warren Hosseinion, M.D.	42	2008	Chief Executive Officer, Director
Mark Meyers	63	2012	Chief Strategy Officer, Director
Suresh Nihalani (1)	61	2008	Director
David Schmidt (1)	67	2013	Director
Ted Schreck (1)	68	2012	Director

(1) Independent

Directors designated as “independent” have been determined by the Board of Directors to be independent as that term is defined under the rules of NASDAQ and the SEC.

Directors and Executive Officers

Gary Augusta.

Executive Chairman, Director

Mr. Augusta has been a member of our Board of Directors since March 2012 and has been our Executive Chairman since October 2013. In addition to Board responsibilities, Mr. Augusta focuses for us on capital raising and corporate development. Mr. Augusta also serves as President of SpaGus Ventures LLC and SpaGus Capital Partners, growth funds that have invested in healthcare and technology companies since January 2010. From March 2004 to December 2009, Mr. Augusta was President and CEO of OCTANe, an innovation development company. From June 1994 to March 2000, he was a Consultant and Principal for AT Kearney, a leading consulting firm. From March 2001 to January 2004 he served as Corporate Development and M&A Officer for Fluor Inc., a Fortune 500 company. He earned a BS in Mechanical Engineering from the University of Rhode Island and a Master of Science and Management (MSM) from Georgia Tech. Mr. Augusta’s qualifications to serve on our Board of Directors includes his more than 20 years of experience as an executive focused on private equity, growth strategy and operations, corporate development and M&A.

6

Mitchell Creem.

Director, Chief Financial Officer and Principal Financial and Accounting Officer

Mr. Creem has been our Chief Financial Officer and Principal Financial and Accounting Officer since May 2014 and a member of our Board of Directors since October 2012. Mr. Creem has served as President of Bridgewater Healthcare Group, a hospital and health network management services and performance consulting firm since February 2012. From June 2008 to January 2012, Mr. Creem was the CEO for the Keck Hospital of USC and USC Norris Cancer Hospital where he led USC’s acquisition of hospitals from Tenet Healthcare. From 2004 to 2008 he was the Associate Vice Chancellor and Chief Financial Officer for the UCLA Medical Sciences. From 2000 to 2004, he served as CFO of Beth Israel Deaconess Medical Center and from 1996 to 2000 he served as CFO of Tufts Medical Center. Previously, he served as Manager with PriceWaterhouseCoopers in their healthcare consulting practice. He earned a BS in Accounting and Business Management from Boston University and an MHA in Hospital Administration from Duke University. Mr. Creem’s qualifications to serve on our Board of Directors include over 30 years of corporate experience working as a senior executive in the healthcare industry.

Warren Hosseinion, M.D.

Chief Executive Officer, Director

Dr. Hosseinion has been our Company’s Chief Executive Officer and a member of our Board of Directors since July 2008. In 2001, Dr. Hosseinion co-founded ApolloMed Hospitalists in Los Angeles with Dr. Adrian Vazquez. Dr. Hosseinion received his medical degree from Georgetown University. Dr. Hosseinion's qualifications to serve on our Board of Directors include his position as our chief executive officer since the inception of the Company, his background as co-founder of the Company and leading physician within the medical community in Los Angeles. In addition, Dr. Hosseinion is currently a practicing hospitalist physician and brings to our Board of Directors and our Company a depth of understanding of physician culture and strong knowledge of the healthcare market.

Mark Meyers.

Chief Strategy Officer, Director

Mr. Meyers has been our Chief Strategy Officer and a member of our Board of Directors since October 2012. From March 2010 until September 2012, he served as Senior Vice President of Operations for Dignity Health's Los Angeles Service Area while continuing to serve as President of Glendale Memorial Hospital and Health Centers, a position he was appointed to in March 2009. From 2001 to 2009, Mr. Meyers was President of California Hospital Medical Center, a 316-bed Dignity facility in Downtown Los Angeles which serves as a Level II trauma center. From 1987 to 2001 he worked for Tenet Healthcare or in hospital corporations that were acquired by Tenet, serving as CEO for several hospitals, including Garden Grove Hospital in Garden Grove, California, Western Medical Center in Anaheim, California, Coastal Communities Hospital in Santa Ana, California, Doctors Hospital of Santa Ana and Santa Ana Hospital Medical Center and Florida Medical Center, a 460-bed hospital in Broward County, Florida. Mr. Meyers received a Bachelor of Science in Psychology from the University of Pittsburgh and a MPH from the University of Pittsburgh's Graduate School of Public Health. Mr. Meyers’ qualifications to serve on our Board of Directors include over 36 years of experience working as a senior executive in the healthcare industry.

7

Suresh Nihalani.

Director

Mr. Nihalani has been a member of our Board of Directors since October 2008. Mr. Nihalani has served as a business consultant and advisor since 2008, and is currently involved with many early stage ventures in the area of cloud computing, data centers, next generation storage and 4G backhaul wireless radios, assisting them in technology direction, business development and strategic business planning. Mr. Nihalani was President and CEO of ClearMesh Network from 2005 to 2007. He also co-founded Nevis Networks, where he served as CEO from 2002 through 2005. From 1996 to 2001, he co-founded and served as CEO of Accelerated Networks. Prior to that he co-founded ACT Networks where he held various executive level positions. Mr. Nihalani holds a BS in Electrical Engineering from ITT Bombay and MSEE and MBA degrees from the Florida Institute of Technology. Mr. Nihalani’s qualifications to serve on our Board of Directors include over 35 years of corporate experience working as a senior executive and director with both public and private organizations.

David Schmidt.

Director

Mr. Schmidt has been a member of our Board of Directors since May 2013. He has served since January 2011 as Principal of Schmidt & Associates, a consultancy practice that focuses on strategic planning and implementation in the healthcare industry. From August 2002 to December 2010, he served as the CEO and Member of the Board of SCAN Health Plan, the tenth largest Medicare Advantage plan in the country. From 2000 to 2002 he served as CEO of Medicheck, a firm that provided Internet-based financial service management to healthcare organizations, which was sold to Passport Health Communications. He served on Passport’s Board from 2002 to 2006. From 1992 to 1998 he was the Senior Vice President of Sales and Customer Services for Care America/Blue Shield Health Plan and Regional Vice President for FHP Healthcare. He received a BA in Economics from UCLA and a MBA from The Anderson School of Management at UCLA. Prior to his healthcare experience he held senior management roles in manufacturing companies including Avery Denninson. He also serves on the board of Beacon Healthcare Systems and was a founding board member of the SCAN Foundation, a 501(c)(3) corporation focused on long term care in the United States. Mr. Schmidt’s qualifications to serve as a member of the Company’s Board of Directors include his 20 years of experience working as a senior executive in the healthcare industry.

Ted Schreck.

Director

Mr. Schreck has been a member of Board of our Directors since February 2012. From 2009 to 2012 Mr. Schreck was retired. From 2006 to 2008 he served as a consultant for the Legacy Health System, based in Portland, Oregon, which operates six hospitals, a research institute, and a network of clinics. From 1998 to 2006, he served as an executive with Tenet Healthcare including as CEO of USC’s Private Practice Hospitals, Regional Vice President of Operations for Los Angeles-area hospitals, and finally as Senior Vice President. From 1973 to 1988 he served with St. Joseph Health System, as CEO of Santa Rosa General Hospital and Senior Vice President of Santa Rosa Memorial Hospital. Schreck also served as the CEO of the Eden Township District Hospitals from 1992 to1998, and CEO of Delta Memorial Hospital from 1988 to 1992. He holds a BA degree from UCLA and Doctorate from USC. Mr. Schreck’s qualifications to serve on our Board of Directors include over 30 years of corporate experience working as a senior executive in the healthcare industry.

Adrian Vazquez, M.D.

Chief Medical Officer

Dr. Vazquez is 44 years old and has served as our Chief Medical Officer since March 2014, having previously served as the Company’s President and Chairman of the Board from 2008 to 2011. Dr. Vazquez co-founded ApolloMed Hospitalists in 2001. He received his BS in biology from the University of California, Irvine and is a Diplomate of the American Board of Internal Medicine.

8

Communications with our Board of Directors

We encourage stockholders and interested parties to communicate any concerns or suggestions directly to our Board of Directors, by writing to:

Board of Directors

Apollo Medical Holdings, Inc.

700 North Brand Blvd., Suite 220

Glendale, California 91203

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

9

EXECUTIVE COMPENSATION

The following table discloses the compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended January 31, 2014 and 2013, respectively:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Earnings ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total

Warren Hosseinion, M.D.	2014	467,500	(7)	-	-	-	-	-	126,451	(2)	593,951
Chief Executive Officer	2013	376,221	(7)	-	420,000	-	-	-	124,446	(2)	920,667

Kyle Francis	2014	140,625	(4)	-	135,000	-	-	-	64,662	(3)	340,279
Chief Financial Officer (4)	2013	-		-	269,500	-	-	-	208,890	(3)	478,390

Mark Meyers	2014	-		-	-	174,353	-	-	126,000	(6)	300,353
Chief Strategy Officer (5)	2013	-		-	168,000	55,617	-	-	42,000	(6)	265,617

(1) The amount shown in this column reflects the aggregate grant date fair value computed in accordance with FASB ASC 718 “Compensation – Stock Compensation”.

(2) Reflects personal benefits payments to Dr. Hosseinion for health, life, disability insurance premiums aggregating $43,483 (2014), $24,972 (2013); vehicle allowance of $31,726 (2014), $24,972 (2013); and travel, meals, cell phone and other business expense-related allowances.

(3) Reflects payments made to Kaneohe Advisors, LLC pursuant to the consulting agreement with Kaneohe Advisors LLC dated March 15, 2009, as amended, of $49,500 (2014), $162,000 (2013); and personal benefits include payments to Mr. Francis of $15,162 (2014), $5,400 (2013) in health insurance premiums; and reimbursement of travel, meals, cell phone and other business related expenses.

(4) Mr. Francis was appointed as Chief Financial Officer, effective December 31, 2010 and resigned effective as of May 21, 2014. On March 1, 2013, the Company entered into a direct employment agreement with Mr. Francis, which provided for a salary of $225,000 per annum and reimbursement of health insurance premiums not to exceed $1,200 per month.

(5) Mr. Meyers was appointed as Chief Strategy Officer effective October 17, 2012.

(6) On October 8, 2012 the Company entered into a consulting agreement with Mr. Mark Meyers to perform services as the Company’s Chief of Strategy and Business Development, pursuant to which Mr. Meyers received $10,000 per month and 50,000 vested options per month. The consulting agreement was amended in October 2013, pursuant to which Mr. Meyers received $10,000 per month and 60,000 vested options through December 31, 2013.

(7) Dr. Hosseinion's salary is for both patient care and non-clinical work in his role as the Company's Chief Executive Officer.

10

The following table summarizes the outstanding equity option awards held by each of our named executive officers as of January 31, 2014:

Outstanding Equity Option Awards at Fiscal Year End

Option Awards								Stock Awards
Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options- Exercisable	Number of Securities Underlying Unexercised Options- Unexercisable	Option Exercise Price (2)	Option Expiration Date		Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested	Equity Incentive Plan Awards: Unearned or Unvested Shares	Equity Incentive Plan Awards: Market value of Unearned or Unvested Shares
Warren Hosseinion, M.D.	12/9/2010		300,000	-	$0.15	12/8/2020		-		-	-	-
Chief Executive Officer

Mark Meyers		(1)	660,000	-	$0.23		(1)	155,556	(3)	$65,000	-	-
Chief Strategy Officer

Kyle Francis (4)	12/9/2010		150,000	-	$0.15	12/8/2020		-		-	-	-
Chief Financial Officer

(1) Mr. Meyers was granted 50,000 options per month from November 1, 2012 to October 1, 2013; and 60,000 options on October 22, 2013. Mr. Meyer's options expire 10 years from grant date.

(2) All options have been issued with an exercise price equal to the closing price of our common stock on the date of grant except 600,000 options granted to Mr. Meyers at an exercise price of $0.21 per share. The weighted average closing stock price for the 600,000 shares on the dates of grant was $0.62 per share.

(3) Reflects shares acquired by Mr. Meyers for $0.001 per share in which the Company’s right to repurchase has not lapsed. From date of purchase the shares lapses evenly on a monthly basis over 36 months.

(4) Mr. Francis resigned as our Chief Financial Officer effective as of May 21, 2014.

No options were exercised during the fiscal year ended January 31, 2014.

Employment Agreements and Director Agreements for Inside Directors

Warren Hosseinion, M.D.

On March 28, 2014, Apollo Medical Management, Inc. (“Apollo Management”), a subsidiary of the Company, entered into an Employment Agreement with Warren Hosseinion, M.D., the Company’s Chief Executive Officer (the “Hosseinion Employment Agreement”), pursuant to which Dr. Hosseinion has agreed to serve as a senior executive of Apollo Management. The Hosseinion Employment Agreement provides for (i) base salary of $200,000 per year, (ii) participation in any incentive compensation plans and stock plans of Apollo Management that are available to other similarly positioned employees of Apollo Management, and (iii) reimbursement of expenses incurred on behalf of Apollo Management.

Apollo Management has the right under the Hosseinion Employment Agreement to terminate Dr. Hosseinion for cause if, among other things, there is a material and uncured breach by Dr. Hosseinion of any of the following agreements: (i) the Hosseinion Hospitalist Participation Agreement (defined below) or other employment agreement with ApolloMed Hospitalists, a California professional corporation (“AH”), (ii) that certain Shareholder Agreement dated as of March 28, 2014, by and among Dr. Hosseinion, the Company, Apollo Management, Adrian Vazquez, M.D. and NNA of Nevada, Inc. (the “Shareholder Agreement”), (iii) any Physician Shareholder Agreements in favor of Apollo Management and the Company, for the account of each of ApolloMed Care Clinic, a California professional corporation, Maverick Medical Group Inc., a California professional corporation and AH. The Hosseinion Employment Agreement replaced, and thereby terminated, the prior employment agreement between Apollo Management and Dr. Hosseinion.

11

Additionally, on March 28, 2014, AH entered into a Hospitalist Participation Service Agreement with Dr. Hosseinion (the “Hosseinion Hospitalist Participation Agreement”), pursuant to which Dr. Hosseinion provides physician services for AH. The Hosseinion Hospitalist Participation Agreement provides for (i) base salary of $195,000 per year, (ii) a $55,000 annual car and communications allowance, and (iii) reimbursement of reasonable business expenses. The Hosseinion Hospitalist Participation Agreement replaced, and thereby terminated, a prior hospitalist participation service agreement between AH and Dr. Hosseinion.

As a condition of the Company causing its affiliates to enter into the Hosseinion Hospitalist Participation Agreement and the Hosseinion Employment Agreement, on March 28, 2014, the Company entered into a Stock Option Agreement with Dr. Hosseinion (the “Hosseinion Stock Option Agreement”). The Hosseinion Stock Option Agreement provides that Dr. Hosseinion grant the Company the option to purchase (at fair market value) all equity interests in the Company held by Dr. Hosseinion in the event that (i) either the Hosseinion Hospitalist Participation Agreement or the Hosseinion Employment Agreement is terminated by the Company for cause due to a willful or intentional breach by Dr. Hosseinion, (ii) Dr. Hosseinion commits fraud or any felony against the Company or any of its affiliates, (iii) Dr. Hosseinion directly or indirectly solicits any patients, customers, clients, employees, agents or independent contractors of the Company or any of its affiliates for competitive purposes or (iv) Dr. Hosseinion directly or indirectly Competes (as such term is defined in the Hosseinion Stock Option Agreement) with the Company or any of its affiliates.

Mitchell Creem.

On June 27, 2014, the Company and Bridgewater Healthcare Group, LLC (“Bridgewater”) entered into a consulting agreement (the “Creem Consulting Agreement”), effective as of May 20, 2014, pursuant to which Bridgewater agreed to make available the services of Mr. Creem as Chief Financial Officer and Principal Financial and Accounting Officer of the Company. Mr. Creem is the sole member and manager of Bridgewater. The Company pays Bridgewater $10,000 per month and the Company grants to Bridgewater, during each month in which the Creem Consulting Agreement is effective, a fully vested option to purchase 5,000 shares of the Company’s Common Stock, at an exercise price equal to $1.00 per share, except as otherwise agreed. The Company also agreed to reimburse Bridgewater for reasonable travel and other expenses actually and properly incurred by Mr. Creem in carrying out his obligations under the Creem Consulting Agreement.

In connection with Mr. Creem’s service to the Company as a director, Mr. Creem entered into the Company’s Director Agreement on October 15, 2012, which agreement entitled Mr. Creem to receive 500,000 restricted shares of the Company’s common stock for his board service which will vest monthly over 36 months. Mr. Creem receives a fee of $1,000 per board meeting attended, and is reimbursed for reasonable and customary expenses incurred therewith.

Mark Meyers.

On October 8, 2012, the Company entered into a consulting agreement with Mr. Mark Meyers to perform services as the Company’s Chief of Strategy and Business Development, pursuant to which Mr. Meyers received $10,000 per month, the right to receive options to acquire 50,000 shares per month of the Company’s common stock with an exercise price of $0.21 per share, and eligibility for performance-based compensation as determined by the Company’s Board of Directors. Mr. Meyers has the option to convert all or a portion of the cash compensation to equity at a conversion price equal to a discount of 30% from the trailing 90 day average of the closing price of the Company’s common stock. The agreement is terminable by either party without cause upon providing 90 days’ notice. Effective October 1, 2013, the Company extended Mr. Meyers’ consulting agreement until December 31, 2013. Under that consulting agreement, Mr. Meyers received $10,000 per month and received 60,000 options of the Company’s common stock with an exercise price equal to the fair value of the Company’s common stock at the date of grant. Mr. Meyers’ options vested on various dates through December 31, 2013. Since December 31, 2013, the Company has continued to pay Mr. Meyers $10,000 per month.

12

Gary Augusta

On November 18, 2013, ApolloMed entered into a Consulting and Representation Agreement (the “Augusta Consulting Agreement”) with Augusta Advisors, Inc. (the “Augusta Consultant”), which is effective from October 1, 2013, supersedes the prior agreement with the Augusta Consultant, and terminates on December 31, 2014. Under the Augusta Consulting Agreement, the Augusta Consultant is paid $15,000 per month. The Augusta Consultant provides business and strategic services and makes Gary Augusta available as the Company’s Executive Chairman of the Board. Mr. Augusta is an existing director of the Company and subject to a Board of Directors Agreement with the Company dated March 7, 2012.

Effective as of March 7, 2012, Gary Augusta was appointed to the Company’s Board of Directors. In connection with his service to the Company as a director, Mr. Augusta entered into the Company’s Director Agreement, which provided for Mr. Augusta to be a director and entitled Mr. Augusta to acquire 400,000 shares of the Company's Common Stock at a price of $.001 per share. The Company’s right, but not obligation, to repurchase the shares lapses monthly at a rate of 1/36 per month over a three year time period.

The Company entered into a Senior Secured Note (as amended from time to time, the “Augusta Note”) on February 1, 2012 with SpaGus Capital Partners, LLC (“SpaGus”), an entity in which Gary Augusta holds an ownership interest. On September 15, 2012, SpaGus agreed to allow the Company to defer payment of the scheduled principal payments due on September 15 and October 15, 2012, and amended the Augusta Note effective October 15, 2012. In connection with the amendment, SpaGus Apollo, LLC agreed to provide additional principal to the Company. The terms of the amended Augusta Note in the amount of $500,000 provided for borrowings to bear interest at 8.0% per annum with accrued interest payable in arrears on each of December 28, 2012, March 31, 2013, June 30, 2013, and October 15, 2013. The amended Augusta Note was to have matured October 15, 2013, and could be prepaid at any time prior to September 29, 2013. The Company paid SpaGus Apollo, LLC financing costs of 100,000 restricted shares of the Company’s common stock on the amendment date, which had a fair value of $50,000. On April 15, 2013, the Company issued an additional 100,000 restricted shares of the Company’s common stock to SpaGus required under the terms of the amended Augusta Note, which had a fair value of $45,000 at the obligation date. The amended Augusta Note matured and was repaid, including accrued unpaid interest, on October 16, 2013.

Executive Officers

Adrian Vazquez, M.D.

On March 28, 2014, Apollo Management entered into an Employment Agreement with Adrian Vazquez, M.D., (the “Vazquez Employment Agreement”), pursuant to which Dr. Vazquez has agreed to serve as a senior executive of Apollo Management. The Vazquez Employment Agreement provides for (i) base salary of $200,000 per year, (ii) participation in any incentive compensation plans and stock plans of Apollo Management that are available to other similarly positioned employees of Apollo Management, and (iii) reimbursement of expenses incurred on behalf of Apollo Management.

Apollo Management has the right under the Vazquez Employment Agreement to terminate Dr. Vazquez for cause if, among other things, there is a material and uncured breach by Dr. Vazquez of any of the following agreements: (i) the Vazquez Hospitalist Participation Agreement (defined below) or other employment agreement with AH, or (ii) the Shareholder Agreement. The Vazquez Employment Agreement replaced, and thereby terminated, the prior employment agreement between Apollo Management and Dr. Vazquez.

13

Additionally, on March 28, 2014, AH entered into a Hospitalist Participation Service Agreement with Dr. Vazquez (the “Vazquez Hospitalist Participation Agreement”), pursuant to which Dr. Vazquez provides physician services for AH. The Vazquez Hospitalist Participation Agreement provides for (i) base salary of $195,000 per year, (ii) a $55,000 annual car and communications allowance, and (iii) reimbursement of reasonable business expenses. The Vazquez Hospitalist Participation Agreement replaced, and thereby terminated, a prior hospitalist participation service agreement between AH and Dr. Vazquez.

As a condition of the Company causing its affiliates to enter into the Hospitalist Participation Agreement and the Employment Agreement, on March 28, 2014, the Company entered into a Stock Option Agreement with Dr. Vazquez (the “Vazquez Stock Option Agreement”). The Vazquez Stock Option Agreement provides that Dr. Vazquez grant the Company the option to purchase (at fair market value) all equity interests in the Company held by Dr. Vazquez in the event that (i) either the Vazquez Hospitalist Participation Agreement or the Vazquez Employment Agreement is terminated by the Company for cause due to a willful or intentional breach by Dr. Vazquez, (ii) Dr. Vazquez commits fraud or any felony against the Company or any of its affiliates, (iii) Dr. Vazquez directly or indirectly solicits any patients, customers, clients, employees, agents or independent contractors of the Company or any of its affiliates for competitive purposes or (iv) Dr. Vazquez directly or indirectly Competes (as such term is defined in the Vazquez Stock Option Agreement) with the Company or any of its affiliates.

Outstanding Equity Awards at Fiscal Year-End

On March 4, 2010, the Board of Directors of Apollo Medical Holdings, Inc. and three members of our Board that owned, in the aggregate, approximately 65% of the outstanding shares of our common stock, approved the adoption of the Apollo Medical Holdings, Inc., 2010 Equity Incentive Plan. Subject to the adjustment provisions of the Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 5,000,000 shares of common stock may be issued under the Plan.

On August 31, 2012 the Company’s Board of Directors amended the 2010 Plan, which allowed the Board to grant an additional 7,000,000 shares (totaling up to 12,000,000 shares under the 2010 Plan) of the Company’s common stock. The Plan awards include incentive stock option, non-qualified options, restricted common stock, and stock appreciation rights and was approved by unanimous written consent of two stockholders that beneficially owned in the aggregate 57.0% of the outstanding shares of the Company’s common stock at the consent date.

On April 29, 2013 the Company’s Board of Directors approved the Company’s 2013 Equity Incentive Plan (the “2013 Plan”), pursuant to which 5,000,000 shares of the Company’s common stock will be reserved for issuance thereunder. The Plan awards include incentive stock option, non-qualified options, restricted common stock, and stock appreciation rights and was approved by unanimous written consent of two stockholders that beneficially owned in the aggregate 54.0% of the outstanding shares of the Company’s common stock at the consent date.

During the fiscal year ended January 31, 2013, 4,225,000 options were granted to management, directors and independent contractors of which 1,583,336 were exercisable as of January 31, 2013 at a weighted-average exercise price of $0.18 per share.

During the fiscal year ended January 31, 2014, 2,935,000 options were granted, including 1,020,250 options that were cancelled and reissued, to management, directors and independent contractors, of which collectively 5,916,890 were exercisable as of January 31, 2014 at a weighted-average exercise price of $0.16 per share.

14

Independent Director Compensation

Edward “Ted” Schreck

Effective as of February 15, 2012, Edward “Ted” Schreck was appointed to the Company’s Board of Directors. In connection with his service to the Company as a director, Mr. Schreck entered into the Company’s Director Agreement which entitles Mr. Schreck to receive a combined $30,000 annual cash retainer for his board service as well as an initial option grant of 1,000,000 options. These options vest evenly over a 3-year period. Effective October 1, 2013, Mr. Schreck relinquished his former position as Chairman upon appointment of Mr. Augusta as Executive Chairman. Mr. Schreck receives a fee of $1,000 per board meeting attended, and is reimbursed for reasonable and customary expenses incurred therewith.

Suresh Nihalani

In connection with his service to the Company as a director, Mr. Nihalani entered into the Company’s Director Agreement on October 27, 2008 (as amended on July 16, 2010), which provided for Mr. Nihalani to be a director and entitled Mr. Nihalani to receive a restricted stock grant of 400,000 shares of the Company's common stock. On January 1, 2012 the Company amended the 2010 Director Agreement with Mr. Nihalani pursuant to which Mr. Nihalani received the right to purchase an additional 400,000 shares of the Company’s restricted common stock for $0.001 per share which will vest monthly over 36 months. The Company has the right but not the obligation to repurchase the unvested portion of these shares at $0.001 per share. Mr. Nihalani receives a fee of $1,000 per board meeting attended, and is reimbursed for reasonable and customary expenses incurred therewith.

David Schmidt

On May 22, 2013, the Board of Directors of the Company elected David G. Schmidt, 67, as a member of the Board. Mr. Schmidt entered into the Company’s form of Director Agreement, which entitles him to receive a fee of $1,000 per Board meeting attended, as well as a grant of 400,000 restricted shares of the Company’s common stock for his Board service. These restricted shares vest evenly on a monthly basis over a 36 month period.

15

The following Summary Compensation Table reflects the compensation awarded to, earned by, or paid to our outside directors for the year ended January 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Earnings ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Gary Augusta (3)	-	180,000	(2)	-	-	-	179,307	(3)	359,307
David Schmidt	6,000	-		69,464	-	-	-		75,464
Ted Schreck	23,000	-		-	-	-	2,721		25,721
Suresh Nihalani	10,000	-		-	-	-	1,211		11,211
Mitch Creem (4)	10,000	-		-	-	-	-		10,000

(1) The amount shown in this column reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2) Pursuant to the Augusta Consulting Agreement (discussed above), Mr. Augusta received 300,000 shares of common stock with a grant date fair value of $135,000; and pursuant to the Augusta Note, SpaGus directly received 100,000 shares with a grant date fair value of $45,000. Mr. Augusta disclaims beneficial ownership of the shares held by SpaGus except to the extent of his pecuniary interest therein, and the filing of this report and inclusion of these shares in this table is not an admission that Mr. Augusta is the beneficial owner of these shares for purposes of Section 16 or for any other purpose.

(3) Pursuant to the Augusta Consulting Agreement (discussed above), Mr. Augusta, through his company, is paid $15,000 per month and $2,000 per month for expenses, totaling $51,000 in 2014. Pursuant to the Augusta Note, SpaGus directly received interest and fees aggregating $31,307. Mr. Augusta disclaims beneficial ownership of the shares held by SpaGus except to the extent of his pecuniary interest therein, and the filing of this report and inclusion of these shares in this table is not an admission that Mr. Augusta is the beneficial owner of these shares for purposes of Section 16 or for any other purpose. Mr. Augusta is no longer considered an independent outside Director.

(4) Effective May 22, 2014, Mitchell Creem was appointed as our Chief Financial Officer and Principal Financial and Accounting Officer. Mr. Creem is no longer considered an independent outside Director.

Transactions with Related Persons

On January 31, 2013 Mr. Meyers purchased two units of $50,000 par value 9% Senior Subordinated Callable Convertible Promissory Notes due February 15, 2016, or $100,000 in the aggregate, which are convertible at any time into 250,000 shares of the Company’s common stock at an exercise price of $0.40 per share. Each unit received warrants to purchase 37,500 shares of the Company's common stock at an exercise price of $0.45 per share, and had a grant date fair value aggregating $21,238 computed in accordance with ASC Topic 718.

The Company entered into and repaid the Amended Note with SpaGus as described above under “Employment Agreements and Director Agreements for Inside Directors -- Gary Augusta.”

Review of Related Person Transactions

The Board of Directors has adopted a Related Person Transaction Policy, which requires the approval of the Audit Committee, or if there is no Audit Committee, our entire Board of Directors, for all covered transactions. The Policy applies to any transaction or series of transactions in which ApolloMed, a subsidiary or any consolidated affiliate is a participant, the amount involved exceeds $120,000 and a “Related Person” as defined in the Policy, including executive officers, directors and their immediate family members, and holders of in excess of 5% of our common stock, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must first be submitted to the Audit Committee, or if there is no Audit Committee, our entire Board of Directors, for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person’s interest in the transaction, the Audit Committee, or if there is no Audit Committee, our entire Board of Directors, will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of ApolloMed.

16

Code of Ethics

ApolloMed has adopted a Code of Ethics applicable to the conduct of our employees. The Board of Directors will review and update the Code of Ethics periodically as necessary. Stockholders can access ApolloMed’s Code of Ethics on our website at http://www.ApolloMed.net/.com.

Committees of the Board of Directors

Our common stock is currently quoted on the OTCQB electronic trading platform, which does not maintain any standards requiring us to establish or maintain an Audit, Nominating or Compensation committee. As of September 5, 2014, our Board of directors did not maintain an audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, a nominating committee nor a compensation committee. The entire Board of Directors is acting as the Company's audit committee as specified in section 3(a)(58)(B) of the Exchange Act, and the Board of Directors has determined that David Schmidt, a current independent director, is an “audit committee financial expert” as defined by item 407 of Regulation S-K. Our Board of Directors had 8 meetings during our fiscal year ended January 31, 2014. All of our incumbent directors attended at least 75% of those meetings. Our policy with respect to Director attendance can be found on our website at http://www.ApolloMed.net/.com.

ApolloMed does not have a standing nominating committee as a result of our small size and the fact that we are not required to maintain one in connection with the OTCQB electronic trading platform on which our common stock is quoted. Our full Board of Directors considers director nominees in connection with our director nomination process. Stockholder director nominees proposed for consideration must be submitted in accordance with our Certificate and our Bylaws and as stated above for stockholder proposals generally. Each of our current outside directors was recommended by either an executive officer or director of ApolloMed.

Director Independence

Our common stock is quoted on the OTCQB electronic trading platform, which does not maintain any standards regarding the “independence” of the directors on our Company’s Board, and we are not otherwise subject to the requirements of any national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors be independent. In the absence of such requirements, we have elected to use the definition for director independence under the NASDAQ stock market’s listing standards, which defines an independent director as “a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board. Based on the foregoing standards, the Board has determined that Ted Schreck, Suresh Nihalani and David Schmidt are “independent” directors.

17

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has approved the selection of BDO USA, LLP (“BDO”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2015.

Although this appointment is not required to be submitted to a vote of the stockholders, the Board of Directors believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote at the calendar year 21014 Annual Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

Representatives of BDO have been invited to be present at the Annual Meeting, and ApolloMed expects that representatives of BDO will be present at the calendar year 2014 Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Effective on May 12, 2014, ApolloMed’s principal accountant, Kabani & Company, Inc. (“Kabani”), was dismissed as ApolloMed’s independent registered public accounting firm. In connection with the audit of ApolloMed’s consolidated financial statements for the years ended January 31, 2014, and 2013, and through the subsequent interim period preceding the dismissal of Kabani, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Effective on May 12, 2014, the Board of Directors recommended, approved and directed the selection of BDO as ApolloMed’s new independent registered public accounting firm.

The aggregate fees for professional services rendered by Kabani to us for the fiscal years ended January 31, 2014 and January 31, 2013 were as follows:

	2014	2013
Audit fees (1)	$48,000	$44,000
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees	-	-
Total	$48,000	$44,000

(1) Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our financial statements included in our Forms 10-Q quarterly reports and services that are normally provided in connection with statutory or regulatory filings for the 2014 and 2013 fiscal years.

(2) Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3) Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

        The policy of our Board of Directors, acting as the Audit Committee, is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. All services and fees described above for the years ended January 31, 2014 and 2013 were approved by our Board.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2015.

18

PROPOSAL NO. 3

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO PROVIDE FOR INDEMNIFICATION OF
MEMBERS OF THE BOARD OF DIRECTORS AND OFFICERS
TO THE MAXIMUM EXTENT PERMITTED UNDER DELAWARE LAW

Summary of Proposal

Subject to the affirmative vote of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote at the calendar year 2014 Annual Meeting, the Board of Directors has deemed it advisable to adopt an amendment to, and has adopted an amendment to, the Certificate to amend and restate Article X of the Certificate in its entirety to provide for the indemnification of members of the Board of Directors, or any committee thereof, and officers to the maximum extent permitted under Delaware law.

Discussion

In recent years there has been a drastic increase in the amount and cost of corporate litigation. Corporate statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore often fail to provide directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take. Most states have enacted legislation that allow corporations to reduce the exposure of directors and officers to litigation seeking to impose on such directors and officers heavy monetary liability for their acts or inaction as directors and officers. The costs of such litigation is often very significant and litigation can continue for many years. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so substantial (whether or not the case is meritorious), that the defense or settlement of such litigation is often beyond the personal resources of officers and directors As a result, many states have determined that it is in the interest of the public to ensure that qualified persons continue to serve as directors and officers of corporations without the threat of lawsuits impeding or influencing such persons business judgment or discouraging such persons from serving at all.

Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”) empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

19

DGCL Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 of the DGCL in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith; that indemnification provided for by DGCL Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by DGCL Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liabilities under DGCL Section 145.

ApolloMed, consistent with most Delaware corporations, pursuant to Article X of its Certificate, grants directors and certain other employees and agents limited indemnification. Article X currently states:

ARTICLE X

INDEMNIFICATION OF OFFICERS AND DIRECTORS.

The Corporation shall indemnify any and all persons who may serve or who have served at any time as director or officers, or who, at the request of the Board of Directors of the corporation, may serve, or at any time have served as directors or officers to another corporation in which the Corporation at such time owned or may own shares of stock, or which it was or may be a creditor, and the respective heirs, administrators, successors, and assigns, against any and all expenses, including amounts paid upon judgment, counsel fees, and amounts paid in settlement (before or after suit is commenced), actually or necessarily by such persons in connection with the defense or settlement or any claim, action, suit, or proceeding in which they, or any of them, are made parties, or a party, or which may be assessed against them or any of them, by reason of being or having been directors or officers of the Corporation, or such other corporation, except in relation to matters as to which any such director or officer of the Corporation, or such other corporation, or former director or officer shall be adjudged in any action, suit or proceeding to be liable for his own negligence of misconduct in the performance of his duties. Such indemnification shall be in addition to any other rights to which those indemnified may be entitled under any law, by-law, agreement, vote of stockholders or otherwise.

Despite the current protections in Article X, the Certificate does not provide for indemnification, including mandatory advancement of costs, to the full extent permitted under Delaware law. The Board of Directors recognizes that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers. The Board of Directors believes that an amendment to the Certificate that obligates ApolloMed to fully indemnify directors, any committee of our Board, and officers against any monetary damages associated with any lawsuit will ensure that ApolloMed can continue to attract knowledgeable and experienced directors and officers.

Additionally, on March 28, 2014, ApolloMed entered into certain credit and investment agreements with NNA of Nevada, Inc. (“NNA”), pursuant to which NNA provided certain credit to ApolloMed and its affiliates (the “NNA Financing”). In connection with the NNA Financing, ApolloMed agreed to modify its Certificate to provide for indemnification of members of the Board of Directors, or any committee thereof, to the maximum extent permitted under Delaware law.

There is a lawsuit currently pending against Dr. Hosseinion arising out of a dispute between the Company and Lakeside Medical Group, Inc. and Regal Medical Group, Inc., two independent physician associations that compete with Company in the greater Los Angeles area. Dr. Hosseinion, like each of the other directors of the Company, is currently indemnified under Article X of the Certificate, and, like each of the other directors of the Company, has entered into a director agreement and an ancillary indemnification agreement that provide similar indemnification rights to the proposed amendments, including advancement of costs. As a result, each director, including Dr. Hosseinion, currently intends to vote his shares in connection with this Proposal No. 3.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED, that the amendment of the Company’s Certificate of Incorporation, as amended, to delete Article X thereof and replace it in its entirety with the following is hereby approved and ratified:

ARTICLE X

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

(a) Liability to the Corporation or its Stockholders. To the fullest extent permitted by the Delaware General Corporation Law, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment to, modification of, nor repeal of this Article, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article, shall (i) eliminate, or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, modification, repeal or adoption of an inconsistent provision or (ii) eliminate, reduce or otherwise adversely affect any right or protection of a current or former director of the Corporation existing at the time of such amendment, modification, repeal or adoption. If the Delaware General Corporation law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Corporation or its stockholders shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended.

20

(b) Indemnification and Insurance.

(i) Right to Indemnification. Each person who was or is a party or is made a party, threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, a member of any committee of the Corporation’s Board of Directors, or an officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, committee member, officer or representative or in any other capacity while serving as a director, committee member, officer or representative, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but in the case of any such amendment to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification will continue as to an indemnitee who has ceased to be a director, committee member, officer or representative and shall inure to the benefit of his or her heirs, executors and administrators. Such right shall be a contract right and shall include, except as otherwise provided in this Article X, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement”); provided, however, if the Delaware General Corporation Law requires, such advancement shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified under this Article or otherwise; and provided, further, however, that the Corporation may make, but is not obligated to make with respect to any officer under this Article X, nor shall any officer have any right or entitlement under this Article X to, any advancement with respect to an action brought directly by the Corporation against such officer for malfeasance, defalcation, fraud or other willful misconduct in connection with, or in contravention of, such officer’s duties. Unless otherwise required by law, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article X shall be on the Corporation. Notwithstanding anything to the contrary in this Article X and except as provided in Section (b)(ii) of this Article X with respect to proceedings to enforce rights to indemnification, the Corporation shall not be required by this Article X to indemnify any indemnitee against expenses incurred in connection with a proceeding (or part thereof) initiated by such indemnitee unless the initiation of the proceeding (or part thereof) was approved by the Board of Directors.

(ii) Payment of Indemnitee Claims; Burden of Proof. If a claim under this Article X is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful, in whole or in part, the indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the undertaking, if any is required, has been tendered to the Corporation) that the indemnitee has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the indemnitee had not met the applicable standard of conduct.

21

(iii) Non-Exclusivity of Rights. The rights conferred by this Article X shall not be exclusive of any other right which indemnitees may have or hereafter acquire under bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such indemnitee.

(iv) Effect of Amendments. Any amendment, modification or repeal of this Article X that adversely affects the right of an indemnitee or his or her successors shall be prospective only and shall not limit or eliminate such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, modification or repeal.

(vi) Insurance. The Corporation may maintain insurance, at its expense, to protect itself or any indemnitee whether or not the Corporation would have the power or obligation to indemnify such person against such expense, liability or loss under this Article or the Delaware General Corporation Law.

(vii) Other Indemnification. This Article X shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and advance expenses to indemnitees or persons other than indemnitees when and as authorized by the Board of Directors.

If approved by our stockholders, the foregoing amendment to the Certificate would become effective upon filing of a certificate setting forth the amendment with the Secretary of State of Delaware, which we would file promptly after the calendar year 2014 Annual Meeting.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE TO PROVIDE FOR THE INDEMNIFICATION OF MEMBERS OF THE BOARD OF DIRECTORS, OR ANY COMMITTEE THEREOF, AND OFFICERS TO THE MAXIMUM EXTENT PERMITTED UNDER DELAWARE LAW.

22

PROPOSAL NO. 4

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO DELETE ANY RESTRICTION OR LIMITATION REGARDING PRE-EMPTIVE RIGHTS

Summary of Proposal

Subject to the affirmative vote of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote at the calendar year 2014 Annual Meeting, the Board of Directors has deemed it advisable to adopt an amendment to, and has adopted an amendment to, the Certificate to delete any restriction or limitation regarding pre-emptive rights.

Discussion

In connection with the NNA Financing, ApolloMed granted NNA certain preemptive rights regarding the public and non-public offering of any of ApolloMed’s equity (including common stock, common stock equivalent, capital stock, capital stock equivalents, preferred stock and restricted stock), or any other securities, warrants, options or debt that are convertible or exchangeable into equity or that include an equity component (such as an “equity kicker”) (including any hybrid security) (any such security a “New Security”). Before any offer, sale or purchase of New Securities, ApolloMed is required to amend its Certificate to delete any restriction or limitation regarding NNA’s ability to exercise its preemptive rights.

The Board of Directors believes that the ability of ApolloMed to offer preemptive rights to counterparties, including financing parties, is beneficial to ApolloMed and its ability to attract capital at attractive rates.

The Board of Directors further believes that the ability of ApolloMed to grant preemptive rights provides additional flexibility for raising capital and is beneficial to ApolloMed and its ability to attract capital on favorable terms. Additionally, the Certificate was originally adopted in 1997 before the corporation had any operations, and the prohibition on pre-emptive rights is not customary or appropriate for an operating company actively raising capital.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED, that the amendment of the Company’s Certificate of Incorporation, as amended, to delete those portions of Article V (as shown below), which prohibit any preemptive rights with respect to any equity securities of the Company, and to make certain typographical and formatting corrections to such Article V, is hereby approved and ratified.

ARTICLE V

CLASSES OF STOCK

A statement of the designations and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class which the Corporation shall be authorized to issue, is as follows:

(a) Preferred Stock. Shares of preferred stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the preferred stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional and other rights of each such series and qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of subparagraph (i) of Paragraph (c) of this Article V, the Board of Directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of preferred stock, the designation, powers, preferences and relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing the following:

23

(i) The distinctive designation of, and the number of shares of preferred stock which shall constitute, the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

(ii) The rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation, or on any series of preferred stock, and whether such dividends shall be cumulative or noncumulative;

(iii) The right, if any, of the holders of shares of the series to convert the same into, or exchange the same for any other series, or any other class or classes of stock of this Corporation, and the terms and conditions of such conversion or exchange;

(iv) Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of the Common Stock, cash or other property and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(v) The rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation merger, consolidation, distribution or, sale of assets, dissolution or winding up of this Corporation;

(vi) The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(vii) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted upon by the shareholders and (B) the right to vote as a series by itself or together without preferred stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of preferred or together with all series of preferred stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of preferred stock or under such other circumstances and upon such conditions as the Board may determine.

(b) Common Stock. The Common Stock shall be non-assessable and shall not have cumulative voting rights ~~or pre-emptive rights~~. In addition, the Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions:

24

(i) After the requirements with respect to preferential dividends of preferred stock (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts (fixed in accordance with provisions of Paragraph (a) of this Article V) and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph (a) of this Article V, the, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors;

(ii) After distribution in full of the preferential amount (fixed in accordance with the provisions of Paragraph (a) of this Article V), if any, to be distributed to the holders of preferred stock in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of this Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each; and

(iii) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors~~; (iv) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series of any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any-such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such person, firms, corporation or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion~~.

(c) Other Provisions.

(i) The relative powers, preferences and rights of each series of preferred stock in relation to the powers, preferences and rights of each other series of preferred stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph (a) of this Article V, and the consent by class or series vote or otherwise, of the holders of the preferred stock of such of the series of preferred stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of preferred stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of preferred stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of preferred stock;

(ii) Subject to the provisions of subparagraph (i) of this Paragraph, shares of any series of preferred stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors; and

(iii) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

~~(iv) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock, or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.~~

If approved by our stockholders, the foregoing amendment to the Certificate would become effective upon filing of a certificate setting forth the amendment with the Secretary of State of Delaware, which we would file promptly after the Annual Meeting.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE TO DELETE ANY RESTRICTION OR LIMITATION REGARDING PRE-EMPTIVE RIGHTS.

25

PROPOSAL NO. 5

RATIFICATION OF THE GRANT TO NNA OF NEVADA, INC.

OF CERTAIN SUBSCRIPTION AND OTHER RIGHTS RELATED TO FUTURE ISSUANCES

OF APOLLOMED’S EQUITY SECURITIES

Summary of Proposal

At the time of the NNA Financing, the Board of Directors approved the rights granted to NNA in connection with the NNA Financing. Although the Board of Directors believes that this approval is not required to be submitted to a vote of the stockholders, the Board of Directors has received a request from NNA to seek stockholder ratification of certain rights granted in connection with the NNA Financing. To pass, this Proposal No. 5 requires the affirmative vote of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote at the calendar year 2014 Annual Meeting. We understand from NNA that they intend not to vote their shares of common stock in connection with this Proposal No. 5.

Discussion

In connection with the NNA Financing, NNA and the Company entered into an Investment Agreement, dated as of March 28, 2014, which was filed as Exhibit 10.2 to Form 8-K filed on March 31, 2014 (the “Investment Agreement’). Under the Investment Agreement, for so long as NNA holds any combination of the Company’s common stock, a convertible note issued in connection with the NNA Financing or warrants, also issued in connection with the NNA Financing (each as described in the Company’s 8-K filed on March 31, 2014) that in the aggregate either represent or entitle NNA to acquire at least 2,000,000 shares of the Company’s common stock (the “Requisite Condition”), among other rights, if the Company makes any public or non-public offering (each, a “Triggering Event”) of any New Security (as defined in Proposal No. 4), NNA shall be afforded the opportunity, subject to certain exceptions, to subscribe for a pro rata share of any New Security so offered for the same price and on the same terms as such New Security is proposed to be offered to others (the “Subscription Rights”). The relevant provisions of Investment Agreement addressing the Subscription Rights are as follows:

6.3           Subscription Rights.

(a) Sale of New Securities. For so long as the Requisite Holder Condition is satisfied, if Company at any time or from time to time makes any public or non-public offering of any equity (including Common Stock, Common Stock Equivalent, Capital Stock, Capital Stock Equivalents, preferred stock and restricted stock), or any other securities, warrants, options or debt that are convertible or exchangeable into equity or that include an equity component (such as an “equity kicker”) (including any hybrid security) (any such security a “New Security”), Purchaser shall be afforded the opportunity (provided, in the case of an offering that is not a registered public offering, that Purchaser satisfies any applicable “accredited investor,” “qualified institutional buyer” or other investor criteria applicable to such offering) to subscribe for a pro rata share of any New Security so offered for the same price and on the same terms as such New Security is proposed to be offered to others. Purchaser’s pro rata share, for purposes of this Section 6.3, is the ratio of the number of shares of Common Stock owned by Purchaser immediately prior to the issuance of a New Security (assuming all Common Stock Equivalents owned by Purchaser are converted into or exchanged for shares of Common Stock) to the total number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to the issuance of such New Security. Notwithstanding the foregoing, the subscription rights set forth under this Section 6.3 shall not apply to (1) any offering by Company pursuant to an Exempt Issuance or (2) issuances of any securities issued as a result of a stock split, stock dividend, reclassification or reorganization or similar event, but solely to the extent such issuance is made to all holders of Common Stock Equivalents. For the avoidance of doubt, to the extent that Company complies with its obligations pursuant to this Section 6.3 with respect to any securities that are convertible or exchangeable into (or exercisable for) Common Stock or other equity, Purchaser shall not have an additional right to purchase pursuant to this Section 6.3 additional securities as a result of the issuance of New Securities upon the conversion, exchange or exercise of such earlier issued securities (whether or not such Purchaser exercised its right to purchase such earlier issued securities). Purchaser may assign the right to exercise the subscription rights set forth in this Section 6.3 with respect to any Securities to the extent it may otherwise transfer or assign such Securities under this Agreement or a related Transaction Document, and any such assignee shall be treated as the “Purchaser” for purposes of this Section 6.3.

26

(b) Notice. In the event Company proposes to offer New Securities, it shall give Purchaser written notice (or, if such a written notice would be required to be filed with the SEC, oral notice) of its intention, describing, to the extent then known, the price (or range of prices), anticipated amount of securities, timing and other terms upon which Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering) no later than five Business Days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after Company commences the marketing of any other offering; provided that for purposes of this Section 6.3, in addition to providing notice to Purchaser in accordance as set forth above, Company shall use its commercially reasonable efforts to effect actual notice of Purchaser as promptly as practicable, including via telephone and/or electronic mail (provided that Company shall contact only those persons listed in Section 9.6 of this Agreement and shall have no obligation to use electronic mail if such electronic mail would be required to be filed with the SEC). Company may provide such notice to Purchaser on a confidential basis (and Purchaser shall keep the information conveyed by notice confidential) prior to public disclosure of such offering. Purchaser shall have (i) twenty Business Days from the date of receipt of notice as set forth above but without accounting for any notice provided pursuant to the proviso above requiring Company to use commercially reasonable efforts to provide notice via telephone and/or electronic mail or, (ii) in the case or a “shelf takedown” from a shelf registration statement, two days from the receipt of such notice (such twenty or two day period, as applicable, the “Response Period”) to notify Company in writing whether it will exercise such subscription rights and as to the amount of New Securities Purchaser desires to purchase, up to its pro rata share of New Securities being offered. Such notice shall constitute a binding commitment by Purchaser to purchase the amount of New Securities so specified at the price and other terms set forth in Company’s notice to it and subject to other customary closing conditions and provided, with respect to a registered offering, that such notice shall not be binding unless and until Company can accept a binding commitment under applicable Laws. The failure of Purchaser to respond within the Response Period shall be deemed to be a waiver of Purchaser’s rights under this Section 6.3 only with respect to the offering described in the applicable notice.

(c) Purchase Mechanism. Subject to the next sentence, each of Company and Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with and prior to the offer, sale and purchase of such New Securities, including calling a meeting of Company’s stockholders to vote on any matters requiring stockholder approval in connection with the offer, sale and purchase of such New Securities (the “Subscription Proposals”), recommending to Company’s stockholders that such stockholders vote in favor of any Subscription Proposals and soliciting proxies for approval of any Subscription Proposals. By the earlier of (i) within one hundred eighty (180) days after Closing and (ii) twenty (20) Business Days prior to the offer, sale and purchase of New Securities, Company shall amend its certificate of incorporation in order to permit Purchaser’s exercise of its rights under this Section 6.3 and such amendment shall be in form and substance reasonably satisfactory to Purchaser.

(d) Failure to Purchase. In the event Purchaser fails to exercise its subscription rights provided in this Section 6.3 within the Response Period, or, if so exercised, such Purchaser is unable to consummate such purchase upon the closing of the sale and issuance of New Securities for any reason, Company shall thereafter be entitled during the period of 60 days following the conclusion of the applicable period to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 30 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 6.3 or which Purchaser does not or is unable to purchase, at a price and upon terms no more favorable to purchasers of such securities than were specified in Company’s notice to such Purchaser. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five Business Days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 90 days from the date of the applicable agreement with respect to such sale. In the event Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 90 days from the date of said agreement)), Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to such Purchaser in the manner provided above.

27

(e) Non-Cash Consideration. In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f) Cooperation. Company and Purchaser shall cooperate in good faith to facilitate the exercise of such Purchaser’s rights pursuant to this Section 6.3, including securing any required approvals or consents.

The NNA Financing, including the Subscription Rights, were each approved by our Board of Directors at the time of the NNA Financing. The Subscription Rights were structured such that NNA does not have any right until a Triggering Event occurs. As of the date of this calendar year 2014 Annual Meeting, the Subscription Rights have not been triggered. Proposal No. 4 above, requests that the stockholders consent to the amendment of the Certificate to delete any restriction or limitation regarding pre-emptive rights therein. In connection with that consent, NNA has requested that the Company seek ratification of the Company granting the Subscription Rights to NNA.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED, that the Subscription Rights granted to NNA of Nevada, Inc. in connection with the NNA Financing, are hereby approved and ratified.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE GRANT TO NNA OF NEVADA, INC. OF CERTAIN SUBSCRIPTION AND OTHER RIGHTS RELATED TO FUTURE ISSUANCES OF APOLLOMED’S EQUITY SECURITIES.

28

PROPOSAL NO. 6

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO EFFECT REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK

Summary of Proposal

Subject to the affirmative vote of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote at the calendar year 2014 Annual Meeting, ApolloMed’s Board of Directors has deemed it advisable to adopt an amendment to, and has adopted an amendment to, the Certificate to effect a reverse split of our outstanding shares of common stock by a ratio of not less than one-for-five (1:5) and not greater than one-for-thirty (1:30), with the exact reverse split ratio and effective date to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment. If the stockholders approve this Proposal No. 6, the Board of Directors will have the authority to decide, at any time prior to twelve months after the date of the calendar year 2014 Annual Meeting, whether to implement the reverse stock split and the precise ratio of the reverse stock split within the range specified above. If the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of an amendment to the Certificate with the Secretary of State of the State of Delaware (“Reverse Split Amendment”).

Discussion

If the stockholders approve this Proposal No. 6, the Board of Directors would carry out the reverse stock split only upon the Board of Directors’ determination that the reverse stock split would be in the best interests of the stockholders at that time. The Board of Directors believes that it is in the best interests of our stockholders for the Board of Directors to obtain the discretionary authority to implement a reverse stock split in order to list on a national securities exchange, such as the Nasdaq Stock Market or the New York Stock Exchange. Such a listing could make our common stock more attractive to a broader range of institutional and other investors, and would allow us to seek a broader range of financing options. Many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in low-priced stocks or recommending such stocks to their customers because of the trading volatility often associated with such stocks.

The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Reverse Split Amendment if the Board of Directors determines that it is not in the best interests of ApolloMed and the stockholders. If the amendment effecting the reverse stock split proposal approved by the stockholders is not implemented by the Board of Directors within twelve months from the calendar year 2014 Annual Meeting, the proposal will be deemed abandoned, without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

The reverse stock split will have no effect on the par value of our common stock or on ApolloMed’s authorized capital stock. The increased availability of the authorized capital stock following the reverse stock split will provide ApolloMed flexibility to raise additional capital if needed. ApolloMed will pay cash in lieu of any fractional shares resulting from the reverse stock split.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED, that the amendment of the Company’s Certificate of Incorporation, as amended, to effect a reverse split of our outstanding shares of common stock by a ratio of not less than one-for-five (1:5) and not greater than one-for-thirty (1:30), with whether to implement the reverse stock split to be determined by the Board of Directors, and, if it shall so determine, with the exact reverse split ratio and effective date to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment, is hereby approved and ratified.

29

If approved by our stockholders, the foregoing amendment to the Certificate would become effective upon filing of a certificate setting forth the amendment with the Secretary of State of Delaware, which the Board will file, if at all, at such time that it determines such amendment would be in the best interests of the stockholders.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE TO EFFECT A REVERSE SPLIT OF ITS OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF NOT LESS THAN ONE-FOR-FIVE (1:5) AND NOT GREATER THAN ONE-FOR-THIRTY (1:30), WITH WHETHER TO IMPLEMENT THE REVERSE STOCK SPLIT TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND, IF IT SHALL SO DETERMINE, WITH THE EXACT REVERSE SPLIT RATIO AND EFFECTIVE DATE TO BE DECIDED AND PUBLICLY ANNOUNCED BY THE BOARD OF DIRECTORS PRIOR TO THE EFFECTIVE TIME OF THE REVERSE STOCK SPLIT AMENDMENT.

30

PROPOSAL NO. 7

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background to the Advisory Vote

Under an amendment to the Exchange Act adopted by Congress as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), stockholders can vote to approve, on an advisory (non-binding) basis, no less frequently than once every three years, the compensation of the Named Executive Officers of ApolloMed. In connection with Proposal No. 8 below, which addresses the frequency of our “say-on-pay” vote, the Board of Directors of ApolloMed recommends that the stockholders vote to hold an advisory vote on executive compensation in the Proxy Statement at each Annual Meeting of the stockholders. If that recommendation is approved by our stockholders, the next advisory vote on executive compensation will be held at our calendar year 2015 Annual Meeting.

Discussion

We are hereby providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Please refer to our compensation of our Named Executive Officers disclosed above. We seek to closely align the interests of our Named Executive Officers (which for smaller reporting companies like ApolloMed is generally the Chief Executive Officer and the 2 other most highly compensated executive officers) with the interests of our stockholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED that the compensation paid to this corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K for smaller reporting companies, including the tables and narrative discussion, is hereby approved.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement. This vote is advisory, which means that it is not binding on us, our Board of Directors. Our Board of Directors values the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our Named Executive Officers.

APOLLOMED’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF APOLLOMED’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

31

PROPOSAL NO. 8

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background to the Advisory Vote

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently ApolloMed should seek future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote on the compensation of our Named Executive Officers. In voting on this Proposal No. 8, stockholders may indicate whether they would prefer that we conduct future advisory votes on the compensation of our Named Executive Officers once every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Discussion

On this resolution, a stockholder may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years, or may abstain. The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of our Board of Directors. The option receiving the most votes, whether one year, two years or three years, will be the option chosen by the stockholders.

Our Board of Directors has determined that an annual advisory vote on the compensation of our Named Executive Officers will allow our stockholders to provide timely, direct input on our compensation philosophy, policies and practices as disclosed in our Proxy Statement each year. Our Board of Directors believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with our stockholders on the compensation of our Named Executive Officers and other corporate governance matters.

ApolloMed recognizes that the stockholders may have different views as to the best approach, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on the compensation of our Named Executive Officers.

Resolution Proposed for Approval by the Stockholders

The following resolution is offered for stockholder approval:

RESOLVED that the stockholders recommend, in a non-binding advisory vote, whether a non-binding advisory vote to approve the compensation of this corporation’s named executive officers should occur every one, two or three years.

This vote is advisory, which means that it is not binding on us or our Board of Directors. Our Board of Directors will, however, take into account the outcome of the vote when considering the frequency of future advisory votes on the compensation of our Named Executive Officers. Our Board of Directors may decide that it is in the best interests of our stockholders to hold an advisory vote on the compensation of our Named Executive Officers more or less frequently than the frequency receiving the most votes cast by our stockholders.

32

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file with the SEC (“Covered Persons”), initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file, and we are required to identify Covered Persons that we know have failed to file or filed late Section 16(a) reports. To our knowledge, we believe that our Covered Persons complied with all Section 16(a) filing requirements applicable to them, except that: Messrs. Francis, Schreck, Augusta, Meyers, Creem, and Schmidt failed to file Forms 3 timely when they became obligated to commence Section 16(a) reporting; Messrs. Hosseinion, Francis, Schreck, Meyers, Creem, Nihalani and Augusta failed to file Forms 4 timely with respect to acquisitions of securities of our common stock.

33

REPORTS ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended January 31, 2014, which contains ApolloMed’s consolidated financial statements for that period accompanies this Proxy Statement but is not a part of our soliciting materials.

We will provide any stockholder, without charge, a copy of our Annual Report if the stockholder submits a written request to Apollo Medical Holdings, Inc., 700 North Brand Blvd., Suite 450, Glendale, California 91203. Exhibits to the Annual Report will be provided on written request of any stockholder, subject to reimbursement of ApolloMed’s reasonable expenses. Exhibits are available at no charge on the SEC’s website, www.sec.gov. The Annual Report for the fiscal year ended January 31, 2014, and our Quarterly Reports on Form 10-QT or 10-Q, as applicable, for the periods ended March 31, and June 30, 2014, are available on ApolloMed’s website at http://www.ApolloMed.net/.com. This website reference is not intended to function as a hyperlink and the information contained on ApolloMed’s website is not a part of this Proxy Statement.

By Order of the Board of Directors,

APOLLO MEDICAL HOLDINGS, INC.

Warren Hosseinion M.D. Chief Executive Officer Glendale California September 12, 2014

APOLLO MEDICAL HOLDINGS, INC. 700 N. BRAND BLVD., STE. 220 GLENDALE, CA 91203

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. PST the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. PST the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M78468-P56137	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APOLLO MEDICAL HOLDINGS, INC.	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01)	Warren Hosseinion	05)	Gary Augusta
02)	Mark Meyers	06)	Mitchell Creem
03)	Ted Schreck	07)	David Schmidt
04)	Suresh Nihalani

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain	For	Against	Abstain

2.	Ratify the appointment of BDO USA, LLP as ApolloMed's independent registered public accounting firm for the fiscal year ending March 31, 2015.	☐	☐	☐	6.	Approve the amendment of the Certificate to approve a reverse stock split of ApolloMed's common stock by a ratio of not less than one-for-five (1:5) and not greater than one-for-thirty (1:30), with whether to implement the reverse stock split to be determined by the Board of Directors, and, if it shall so determine, with the exact reverse split ratio and effective date to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment.	☐	☐	☐

3.	Approve the amendment of ApolloMed's Certificate of Incorporation (as amended, the "Certificate"), to provide for the indemnification of members of the Board of Directors, or any committee thereof, and officers to the maximum extent permitted under Delaware law.	☐	☐	☐

4.	Approve the amendment of the Certificate to delete any restriction or limitation regarding preemptive rights.	☐	☐	☐	7.	Approve, on a non-binding advisory basis, ApolloMed's compensation of its named executive officers.	☐	☐	☐

5.	Ratify the grant to NNA of Nevada, Inc. of certain subscription and other rights related to future issuances of ApolloMed's equity securities.	☐	☐	☐	The Board of Directors recommends you vote 1 year on the following proposal:	1 Year	2 Years	3 Years	Abstain

		Yes	No		8.	Select, on a non-binding advisory basis, the frequency of ApolloMed's stockholders advisory vote to approve ApolloMed's compensation of its named executive officers. ☐	☐	☐	☐

Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.		NOTE: In their discretion, the proxies are authorised to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M78469-P56137

APOLLO MEDICAL HOLDINGS, INC.
Annual Meeting of Stockholders
September 30, 2014 at 2:30 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Warren Hosseinion and Gary Augusta, and each of them, as attorneys and proxies of the stockholder(s), each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of APOLLO MEDICAL HOLDINGS, INC. (“ApolloMed”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:30 PM, PST on September 30, 2014, at ApolloMed's headquarters at 700 North Brand Blvd., Suite 220, Glendale, California 91203, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as described herein and on such other matters as may properly come before the meeting or any adjournment thereof.

Continued and to be signed on reverse side